                                                                   EXHIBIT 10.11


                          INTERACTIVE WORKPLACE, INC.

                             1996 STOCK OPTION PLAN

                          INTERACTIVE WORKPLACE, INC.

                             1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                       Page


 1.  PURPOSE..........................................   1
 2.  ADMINISTRATION OF THE PLAN.......................   1
 3.  OPTION SHARES....................................   1
 4.  AUTHORITY TO GRANT OPTIONS.......................   2
 5.  WRITTEN AGREEMENT................................   2
 6.  ELIGIBILITY......................................   2
 7.  OPTION PRICE.....................................   3
 8.  DURATION OF OPTIONS..............................   3
 9.  RESTRICTION ON EXERCISE OF OPTIONS...............   4
10.  EXERCISE OF OPTIONS..............................   4
11.  NONTRANSFERABILITY OF OPTIONS....................   5
12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF
     OPTIONEE WITH THE COMPANY........................   5
13.  REQUIREMENTS OF LAW..............................   6
14.  NO RIGHTS AS STOCKHOLDER.........................   7
15.  EMPLOYMENT OBLIGATION............................   7
16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE..   7
17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.......   8
18.  AMENDMENT OR TERMINATION OF PLAN.................  10
19.  CERTAIN RIGHTS OF THE COMPANY....................  10
20.  EFFECTIVE DATE AND DURATION OF THE PLAN..........  11

                          InterActive WorkPlace, Inc.

                             1996 STOCK OPTION PLAN
     1.   PURPOSE

     The purpose of this 1996 Stock Option Plan (the "Plan") is to encourage
                                                      ----
directors, consultants and key employees of InterActive WorkPlace, Inc. (the

"Company") and its Subsidiaries (as hereinafter defined) to continue their
--------
association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may either be
                                            -------
options designed to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an
                                                                   ----
"ISO") or options not intended to qualify for any special tax treatment under
----
the Code (a "NQO").  The term "Subsidiary" as used in the Plan means a
             ---
corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock. A person to whom an Option has been granted pursuant to the Plan is hereinafter referred to as an "Optionee".
                                                               --------

     2.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors, which shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan or of Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the Board of Directors. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.

     3.   OPTION SHARES

     The stock subject to Options under the Plan shall be shares of the Company's common stock, par value $0.001 per share (the "Stock"). At no time
                                                         -----
shall the number of shares of Stock with respect to which outstanding Options have been granted plus the number of shares of Stock issued as a result of the exercise of options under the Plan and which are still outstanding exceed in the aggregate 1,350,000 shares (the "Option Pool"); provided that such aggregate
                                 -----------
number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. Should the Company repurchase any shares of Stock which were acquired pursuant to the exercise of options granted under the Plan, such shares may be

                                      1.

returned to the Option Pool pursuant to a vote of the Board of Directors, subject, however, to the Option Pool size limitation set forth above.

     4.   AUTHORITY TO GRANT OPTIONS

     The Board of Directors may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant as either an ISO or a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Board of Directors.

     5.   WRITTEN AGREEMENT

     Options granted hereunder shall be embodied in written option agreements (which need not be identical) in such forms as the Board of Directors may from time to time approve (each an "Option Agreement"). Option Agreements shall be
                               ----------------
subject to the terms and conditions prescribed herein and shall be signed by the Optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. An Option Agreement shall indicate whether the subject Option has been designated an ISO or a NQO. The written Option Agreement for any Option may contain such provisions not inconsistent with this Plan as the Board of Directors in its discretion may deem advisable.

     6.   ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board), directors who are not employees and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. No Option designated as an ISO shall be granted to any individual who is not an employee of the Company or a Subsidiary.

     If required to insure compliance with Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of a director as a participant
                  ------------
and the number of shares for which an Option may be granted to such director shall be determined either (i) by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons". For purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule, as such term is interpreted from time to time.

                                      2.

     7.   OPTION PRICE

     The price at which shares may be purchased pursuant to an Option shall be specified by the Board of Directors at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an incentive stock option, except, as set forth in the following sentence, shall not be less than one hundred percent (100%) of the fair market value of the shares of Stock on the date the ISO is granted. In the case of' any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares may be so purchased pursuant to an incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of' Stock on any date specified herein shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported lowest closing bid and asked prices, regular way, in either case (i) as reported On the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if' the stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors; or (c) if the Stock is not then listed or admitted to trading on any nations exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors as of a date which is within thirty (30) days of the date as of which the determination is to be made; provided however that any method of determining fair market value employed by the Board of' Directors with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options".

     8.   DURATION OF OPTIONS

     The duration of any Option shall be specified by the Board of Directors in the Option Agreement, but no ISO shall be exercisable after the expiration often
(10) years from the date such Option is granted. In the ease of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted.
The Board of Directors, in its sole and absolute discretion, may extend any Option theretofore granted

                                      3.

subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

     9.   RESTRICTION ON EXERCISE OF OPTIONS

     Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Board of Directors, in its sole and absolute discretion, may provide in the Option Agreement.

     10.  EXERCISE OF OPTIONS

     Each Option may be exercised from time to time in such amounts as is provided in the Option Agreement by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Board of Directors in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which ease delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two
(2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (i) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Board of Directors in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Board of Directors, in its sole discretion, may refuse to accept shares of Stock in payment of the option

                                      4.

price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Board of Directors to accept such shares of Stock.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a promissory note executed by the Optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Board of Directors shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the "base" rate announced on the date of exercise by the Bank of Boston, NA., (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Board of Directors.

     As promptly as practicable after the receipt by the Company of (i) written notice from the Optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised.

     11.  NONTRANSFERABILITY OF OPTIONS

     No Option shall be transferable by the Optionee, either voluntarily or by operation of law, except by will or pursuant to the laws of descent and distribution. During the life of an Optionee, an Option shall be exercisable only by such Optionee.

     12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. NQOs shall be exercisable following an Optionee's termination of employment or involvement with the Company to the extent provided below with respect to ISOs unless otherwise set forth in the Option Agreement for such non-qualified options. Except as may be otherwise expressly provided herein, Options designated incentive stock options shall be exercisable after the Optionee's termination of employment with the Company only within the period of three (3) months after the date the Optionee ceases to be in the employ of the Company, and only to the extent to which the Optionee was entitled to exercise the Option immediately prior to the termination of his or her employment. If, before the date of expiration of the Option, the

                                      5.

Optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the holder of an Option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the Optionee was entitled to exercise the Option on the date of his or her death.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (ii) the Optionee's right to re-employment after such absence is guaranteed either by statute or by contract.

     l3.  REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon
                                                          ------------
exercise of any Option the Company shall not be required to issue such shares unless the Board of Directors has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky laws.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities Laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the

                                      6.

provisions of this section shall be void and of no effect and shall not be recognized by the Company.

     The Company shall not be required to sell or issue any shares upon the exercise of any Option if the Board of Directors is advised by counsel that the issuance of such shares would result in the termination of any then effective election of the Company to be taxed as an S corporation pursuant to the Code.

     Legend on Certificates.  The Board of Directors may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14.  NO RIGHTS AS STOCKHOLDER

     No Optionee shall have rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares. Except as otherwise provided in Section 17 no adjustment for dividends or other rights shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15.  EMPLOYMENT OBLIGATION

     Nothing in this Plan nor the granting of any Option under this Plan shall
(i) impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, (ii) diminish or affect the right of the Company or any Subsidiary to terminate the employment or services of any person or (iii) affect the ability of the Company to increase or decrease the compensation of any person. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

     16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding anything to the contrary in the Plan, if the Board of Directors determines, after full consideration of the facts presented on behalf of both the Company and an Optionee, that

     a. the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company

                                      7.

     or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

     b. the Optionee's employment or involvement was otherwise terminated for "cause", as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Board of Directors, which may determine that "cause" includes among other matters the failure or inability of the Optionee to carry out his or her assigned duties diligently and in a manner satisfactory to the Company, then the Optionee's fight to exercise an Option shall terminate as of the date of such act (in the case of (16.a)) Or such termination (in the case of (16b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (16.a) or (16. b) above has exercised or attempts to exercise an Option prior to a decision of the Board of Directors, the Company shall not be required to recognize such exercise until the Board of Directors has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Board of Directors makes an adverse determination; provided, however, if the Board of Directors finds in favor of the Optionee then the Optionee will be deemed to have exercised such Options retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Board of Directors as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board of Directors, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

     17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a

                                      8.

distribution of cash or property in connection therewith, provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424(h)(3) of the Code.

     In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (a) subject to the provisions of clause (c) below, after the effective date of such merger, consolidation, liquidation, sale or other event (in each case, an "Applicable Event", as the
                                                    ----------------
case may be, each holder of an outstanding Option shall be entitled. upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in more specific cases, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Option, as an ISO) or Section 19 so that some or all Options from and after a date prior to the effective date of such Applicable Event specified by the Board, in its sole and absolute discretion, shall be exercisable in full; and (c) all outstanding and unexercised Options may, in its sole and absolute discretion, be cancelled by the Board as of the effective date of any such Applicable Event; provided, however, notice of any such cancellation shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event; and provided further, however, that the Board may in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Option as an ISO) or Section 19 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

                                      9.

     18.  AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that team is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of' the protections of Section 16(b) of the Securities Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (c) reduce the option price at which ISOs may be granted to an amount less than the fair market value per share, or 110% of fair market value as the case may be, at the time the Option is granted; or (d) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an ISO or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment. The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan.

     19.  CERTAIN RIGHTS OF THE COMPANY

     Unless an Optionee's (Option Agreement specifically provides to the contrary, or an Optionee has entered into an employment, stockholder or other agreement with the Company which provides for the repurchase of options or stock in the event such Optionee's employment or involvement with the Company terminates, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof.

     (a) Voluntary or Involuntary Transfers of Stock.  Shares of Stock acquired
         -------------------------------------------
by an Optionee pursuant to the exercise of an Option or Options granted under the Plan shall not be voluntarily transferred by the Optionee without the written consent of the Board which consent may be withheld or conditioned as the Board sees fit. If such Stock is subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the fight to repurchase all or any shares of such Stock (including any Stock subsequently acquired by the Optionee upon exercise of an Option if the Stock so acquired is subject to such involuntary transfer) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no later than 180 days following the later of (a) the date of such involuntary transfer of such shares of Stock, (b) the date

                                      10.

of any such subsequent acquisition of Stock upon exercise of an Option and (c) the Board of Directors receipt of written notice of the occurrence of such transfer event. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be flee of the restrictions of this Section 19.

     Repurchase Price.  As used herein the term "Repurchase Price" shall mean
     ----------------                           ------------------
the fair market value of a share of Stock as determined in good faith by a majority of the disinterested members of the Board of Directors of the Company. In making their determination of fair market value of a share of Stock the Directors will not take into account that the Stock may be illiquid or may constitute a minority interest in the Company.

     (b.) .Securities Laws: Transfers In Violation of Plan.  Notwithstanding any
           -----------------------------------------------
other provision of this Plan the Company may refuse to permit transfer of the Offered Shares if in the opinion of. its legal counsel such transfer would violate securities laws or subject the Company to liability thereunder. Any sale, transfer, pledge or other disposition of shares of Stock which is not in accordance with the provisions of this Section 19 shall be void and of no effect and shall not be recognized by the Company.

     20.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on May 25, 1996 subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.


                                      11.